Exhibit 10.14

AMENDMENT NO. 1
TO
LOAN AND SECURITY AGREEMENT

     This Amendment No. 1 to Loan and Security Agreement (this “Amendment”) is entered into this 13th day of December, 2004, by and between Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), and Silicon Valley Bank (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated as of September 25, 2003 (the “Loan Agreement”), pursuant to which Bank agreed to extend and make available to Borrower certain advances of money.

     B. Borrower desires that Bank amend the Loan Agreement to, among other things, extend the maturity of such indebtedness and increase the amount available for borrowing thereunder.

     C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement.

Agreement

     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

     1. Amendments to Loan Agreement.

          1.1 Section 6.7 (Financial Covenants). Section 6.7(a) of the Loan Agreement is amended and restated in its entirety as follows:

          Tangible Net Worth. A Tangible Net Worth of not less than Six Hundred Fifty Million Dollars ($650,000,000).

          1.2 Section 13 (Definitions). Section 13 of the Loan Agreement is amended in the following manner:

               (a) The definitions for the following terms are amended and restated in their entirety as follows:

               “Committed Revolving Line” is an Advance or Advances not to exceed a principal amount outstanding at any time of $70,000,000.

               “Maturity Date” is December 13, 2006.

     2. Borrower’s Representations And Warranties. Borrower represents and warrants that:

               (a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

               (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

               (c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

               (d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower; and

               (e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

     3. Limitation. The amendments and modifications set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

     4. Effectiveness. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

          4.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank and each Guarantor shall have duly executed and delivered a Reaffirmation in the form attached hereto.

          4.2 Authorizing Resolutions. Bank shall have received a certified copy of resolutions of the Board of Directors of Borrower authorizing the execution, delivery, and performance of this Amendment and Loan Agreement, as amended.

          4.3 Payment of Loan Fee. Borrower shall have paid Bank a fully-earned, non-refundable loan fee in the amount of $200,000.

          4.4 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

     5. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

     6. Integration. This Amendment, the Loan Documents and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment or the Loan Documents; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

     7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	Cypress Semiconductor Corporation
a Delaware corporation

By:/s/ Neil Weiss

Neil Weiss
Vice President and Treasurer

Bank:	Silicon Valley Bank

By: /s/ Tom Smith

Print: Tom Smith

Title: Senior Relationship Manager

ACKNOWLEDGEMENT, CONSENT AND
REAFFIRMATION OF GUARANTOR

The undersigned (a “Guarantor”) executed an Unconditional Guaranty in favor of Silicon Valley Bank (“Bank”) in respect of the Loan and Security Agreement, dated as of September 25, 2003 (as amended from time to time, the “Loan Agreement”), by and between Cypress Semiconductor Corporation (“Borrower”) and Bank and hereby acknowledge that it has received a copy of, and has read, that certain Amendment No. 1 to Loan and Security Agreement (“Amendment”) dated as of December 13, 2004, between Borrower and Bank, which serves to amend the Loan Agreement. Guarantor (i) consents to all amendments and modifications made by the Amendment, (ii) reconfirms and ratifies the Unconditional Guaranty to which Guarantor is a party and (iii) agrees that such Unconditional Guaranty shall remain in full force and effect with respect to the Loan Agreement as amended by the Amendment and all obligations thereunder; and that the amendments and modifications shall not act as a limitation on Guarantor’s liability under its Unconditional Guaranty.

Dated: December 13, 2004

Guarantor:	Cypress Semiconductor (Minnesota), Inc.

By:

Emmanuel T. Hernandez
Chief Financial Officer, Executive Vice President,
Finance and Administration

ACKNOWLEDGEMENT, CONSENT AND
REAFFIRMATION OF GUARANTOR

The undersigned (a “Guarantor”) executed an Unconditional Guaranty in favor of Silicon Valley Bank (“Bank”) in respect of the Loan and Security Agreement, dated as of September 25, 2003 (as amended from time to time, the “Loan Agreement”), by and between Cypress Semiconductor Corporation (“Borrower”) and Bank and hereby acknowledge that it has received a copy of, and has read, that certain Amendment No. 1 to Loan and Security Agreement (“Amendment”) dated as of December 13, 2004, between Borrower and Bank, which serves to amend the Loan Agreement. Guarantor (i) consents to all amendments and modifications made by the Amendment, (ii) reconfirms and ratifies the Unconditional Guaranty to which Guarantor is a party and (iii) agrees that such Unconditional Guaranty shall remain in full force and effect with respect to the Loan Agreement as amended by the Amendment and all obligations thereunder; and that the amendments and modifications shall not act as a limitation on Guarantor’s liability under its Unconditional Guaranty.

Dated: December 13, 2004

Guarantor:	Cypress Semiconductor (Texas), Inc.

By:

Emmanuel T. Hernandez
Chief Financial Officer, Executive Vice President,
Finance and Administration